PREPAID EXPENSES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
PREPAID EXPENSES AND OTHER ASSETS

5.    PREPAID EXPENSES AND OTHER ASSETS

The following table presents GFL’s prepaid expenses and other assets for the periods indicated:

	December 31, 2021	December 31, 2020
Prepaid expenses and other assets	$88.6	$76.3
Vehicle parts, supplies and inventory	82.0	$57.4
	$170.6	$133.7

For the year ended December 31, 2020, GFL took a $14.2 million impairment charge, primarily consisting of a $11.4 million write down of inventory and a $2.3 million write down to dispose of inventory. In the year ended December 31, 2020, GFL wrote off an additional $7.2 million of other assets in relation to funds expected to be received from the vendor of a business acquired in 2018. As at December 31, 2020, the entire balance was determined not to be recoverable and was expensed in the year. There were no such charges for the year ended December 31, 2021.